Commitments and Contingencies	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies
Commitments and Contingencies

14. Commitments and Contingencies

Commitments

The Group did not have other significant capital commitments or significant guarantees as of December 31, 2020 and June 30, 2021, respectively.

Contingencies

From time to time, the Group is a party to various legal actions arising in the ordinary course of business. The Group accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. The Group’s management does not expect any liability from the disposition of such claims and litigation individually or in the aggregate would have a material adverse impact on the Group’s consolidated financial position, results of operations and cash flows.